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                                                                    EXHIBIT 10.4

NATIONSBANK                                MASTER EQUIPMENT   Lease

NATIONSBANC LEASING CORPORATION            LEASE AGREEMENT    Number 04393-00300
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THIS MASTER EQUIPMENT LEASE AGREEMENT (this "Lease") dated as of December 3,
1997, between NATIONSBANC LEASING CORPORATION ("Lessor"), a corporation organized under the laws of North Carolina, having its chief executive office at 2300 Northlake Centre Drive, Suite 300, Tucker, GA 30084, and Integral Systems, Inc. ("Lessee"), a corporation organized under the laws of Maryland, having its chief executive office at 5000 Philadelphia Way, Suite A, Lanham, Maryland 20706.

1. LEASE AGREEMENT. Subject to the terms and conditions hereinafter set forth, Lessor shall lease to Lessee, and Lessee shall hire from Lessor, the units of personal property (collectively, the "Equipment") described in one or more equipment schedules (each a "Schedule") that incorporate by reference this Master Equipment Lease Agreement (the "Lease"). Each Schedule shall constitute a separate and independent lease and contractual obligation of Lessee. Until a
Schedule is duly signed and delivered by Lessor, a Schedule signed and delivered by Lessee constitutes an irrevocable offer by Lessee to lease the Equipment described in such Schedule from Lessor.

2. TERMS, RENTALS AND DEPOSIT. The term of this Lease and the rental payable hereunder with respect to the Equipment shall be the period and the amount stated after the description of the Equipment in the Schedule describing same. The rental shall be payable in advance on the first day of the payment period or as otherwise stated in said Schedule. At the time of the payment of the first rental hereunder, Lessee will deposit with Lessor such additional sum, if any, specified in the Schedule as security for the payment and performance of any obligation of Lessee hereunder. Such deposit shall be applicable at Lessor's option but shall not relieve Lessee of the payment or performance of all of its obligations hereunder. The deposit, or any remainder thereof, shall be returned to Lessee upon Lessee's performance of all of its obligations under this Lease and all Schedules.

3. LOCATION AND USE OF EQUIPMENT. Each item of the Equipment shall at all times be and remain in the possession and control of Lessee at the address stated in the Schedule covering such item. Lessee will use, operate and maintain the Equipment in compliance with all conditions of insurance policies required to be maintained and with all statutes, ordinances and regulations relating thereto. Lessee, at its own expense, shall keep the Equipment in good condition and working order, including replacing or substituting parts, improvements or additions to the Equipment where necessary. Without the prior written consent of Lessor, Lessee will not, through modifications, alterations or any other method, impair the originally intended function of any Equipment. Any replacement or substitution of parts, improvements or additions to the Equipment made by Lessee shall become and remain the property of Lessor. Lessee, if requested by Lessor, shall attach to the Equipment, insignia, stenciling, plaques, tags, decals or other forms of notice to disclose the ownership of the Equipment by Lessor or that the Equipment is leased. Lessee shall keep the Equipment free from all liens, encumbrances and charges, and shall not encumber its rights hereunder or under any Schedule.

4. EXPENSES, FEES AND TAXES. In addition to the rental stated as being payable hereunder and as additional rent, Lessee shall pay promptly when billed, all costs, expenses, fees, charges and taxes incurred in connection with the use, ownership and operation of the Equipment during the term hereof, including but not limited to federal, state, county and municipal fees and taxes, ad valorem, sales, use, excise, stamp and documentary taxes (other than federal and state income taxes imposed upon or measured by the net income of Lessor). Where required under appropriate laws and regulations Lessor shall pay such costs, expenses, fees, charges or taxes and Lessee shall reimburse Lessor upon demand, as additional rent, the amount of any such costs, expenses, fees, charges or taxes.

5. LOSS OR DAMAGE OF EQUIPMENT. All risk of loss, theft, destruction and damage of the Equipment, from whatever cause, is assumed by Lessee.

6. INSURANCE. Lessee shall, at its own expense, procure and maintain all risk casualty insurance against loss by fire, theft, collapse and all other insurable hazards (comprehensive coverage) on all of the Equipment for its full value for the full lease term and public liability and property damage insurance insuring the Lessor and Lessee as their interest may appear against liability for death, bodily injury and physical damage resulting from ownership, maintenance, use or operation of the Equipment. All such insurance shall name Lessor and Lessee as insured, shall be in such amounts and with insurers as approved by Lessor, and shall provide that the same may not be altered or canceled except after thirty
(30) days prior written notice to Lessor, with losses being adjusted with and paid to Lessor. If any such loss be paid by check or draft payable to Lessor and Lessee jointly, Lessor may endorse Lessee's name thereon. Lessee shall deliver to Lessor, prior to the beginning of the lease term with respect to any Equipment, or prior to the effective date of any cancellation or expiration of such insurance, as the case may be, the insurance policy, a certificate or other evidence, satisfactory to Lessor, of the maintenance of such insurance. The interests of Lessor in the policy covered by any such certificate will not be invalidated by any action or inaction of the Lessee and will insure Lessor regardless of any breach or violation of any warranty, declaration or condition contained in such policy by Lessee. Lessor shall be under no duty to examine such policies, certificates or other evidences of insurance, or to advise Lessee in the event that its insurance is not in compliance with this Lease.

7. LESSEE'S GENERAL INDEMNITIES. LESSEE SHALL INDEMNIFY LESSOR AGAINST ALL CLAIMS, LIABILITIES, LOSSES AND EXPENSES WHATSOEVER, INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS (EXCEPT THOSE DIRECTLY AND PRIMARILY CAUSED BY LESSOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), IN ANY WAY RELATING TO OR ARISING OUT OF THE EQUIPMENT OR ANY PART THEREOF, OR THE ORDERING, ACQUISITION, REJECTION, INSTALLATION, POSSESSION, MAINTENANCE, USE, OWNERSHIP, CONDITION, DESTRUCTION, RETURN, OR DISPOSITION OF THE EQUIPMENT OR ANY PART THEREOF, INCLUDING NEGLIGENCE AND STRICT LIABILITY IN TORT, AND INCLUDING ANY INFRINGEMENT CLAIM. LESSEE'S OBLIGATIONS UNDER THIS PROVISION SHALL SURVIVE ANY PARTIAL OR TOTAL TERMINATION, EXPIRATION, OR CANCELLATION OF THIS LEASE.

8. DELIVERY AND ACCEPTANCE AND RETURN OF EQUIPMENT. Upon delivery to and acceptance by Lessee of the Equipment, Lessee shall execute and deliver a Schedule relating to such Equipment, and acknowledging acceptance thereof. Acceptance of delivery and execution of such Schedule shall constitute Lessee's acknowledgment that such Equipment is in good operating order, repair, condition and appearance, is of the manufacture, design and capacity selected by Lessee, and is suitable for the purposes for which leased. At the expiration of the lease term with respect to any of the Equipment, Lessee, upon demand, shall return such Equipment to Lessor at Lessee's expense in the same operating order, repair, condition and appearance as when received, excepting only ordinary wear and tear, and damage by any cause covered by collectible insurance. Lessee shall cooperate with Lessor in effecting removal of the Equipment from the location where it is then installed, and in the disposal of the Equipment, and shall pay Lessor the cost thereof.

9. OPTION TO PURCHASE. Notwithstanding any provisions of Paragraph 8, at the end of the original lease term, or within fifteen (15) days thereafter, providing all rental herein specified shall have been fully complied with, and Lessee has performed all its other obligations under the Lease, Lessee shall have the option to purchase the Equipment in its then condition, "AS IS AND WHERE IS" without warranties or representations of any kind, express or implied, including any warranty of merchantability, condition or suitability or fitness of any of the Equipment for a particular purpose, for the sum as set forth in the Schedule describing the Equipment in addition to the sums paid by the Lessee for rental. The purchase price of the Equipment shall be payable in immediately available funds at the time of exercising such option. In the event Lessee shall fail to exercise the option to purchase, Lessee shall not on any account whatsoever be entitled to any allowance, credit, refund or setoff of payments previously made or due hereunder and Lessor may retain all payments as rentals for the use of said Equipment and for loss and depreciation thereof. If the option to purchase is not exercised, Lessee shall return said Equipment to Lessor at Lessor's address as set forth above, pursuant to Paragraph 8.

10. EARLY TERMINATION WITH RESPECT TO CERTAIN EQUIPMENT. At any time after one
(1) year from the beginning of the lease term with respect to the Equipment covered by any Schedule and provided that no Event of Default shall have occurred and be continuing, Lessee shall have the option, exercisable at its own discretion, to terminate the term of the Lease with respect to all Equipment covered by any Schedule by purchasing said Equipment "as is and where is" without warranties or representations of any kind, express or implied, including any warranty of merchantability, condition or suitability or fitness of any of the Equipment for a particular purpose, for a purchase price equivalent to Lessor's then unamortized lease investment in the Equipment plus an early termination charge equivalent to one percent of Lessor's then unamortized lease investment multiplied by the number of years, or fraction thereof, remaining under the lease term with respect to such Equipment. The purchase price of such Equipment and the early termination charge shall be payable in immediately available funds at the time of exercising such option.

11. ASSIGNMENT OF WARRANTIES AND LIMITATION OF RESPONSIBILITY. Lessor hereby assigns to Lessee to the extent allowable by law for and during the term of the Lease with respect to any Equipment, the warranties, if any, of the manufacturer issued on such Equipment, and hereby authorizes Lessee to obtain the customary service furnished by the manufacturer in connection therewith, at Lessee's expense. Lessor is not a manufacturer or engaged in the sale or distribution of the Equipment, and has not made and does not hereby make any representation as to merchantability, condition or suitability of any of the Equipment for the purposes of Lessee or any other representation with respect thereto. Lessor shall not be liable to the Lessee for any loss, claim, demand, liability, cost, damage or expense of any kind caused, or alleged to be caused, directly or indirectly, by the Equipment, or by an inadequacy thereof for any purpose, or by any defect therein or the use or maintenance thereof, or any repairs, servicing or adjustments thereto, or any delay in providing or failure to provide the same, or any interruption or loss of service or use thereof, or any loss of business, profits, consequential or other damage of any nature. Lessee agrees that its obligations hereunder to pay the rental herein provided for shall not in any way be affected by any defect or failure of performance of the Equipment.

12. PERSONAL PROPERTY. The Equipment shall at all times remain personal property of Lessor regardless of its annexation to real property. The Equipment shall not by reason of any annexation to real property become a part thereof. Lessee warrants that if any time any of the Equipment is removed to a new location, Lessee shall provide to Lessor written notice thereof within 30 days of such relocation and either (i) the facility in which such Equipment will be installed will be owned by Lessee free of any and all liens, charges or encumbrances, or (ii) if said facility is not owned by Lessee free and clear of all liens, charges or encumbrances, Lessee will obtain from the owner of such premises and/or the holder of such lien, charge or encumbrance on such premises the owner's and/or holder's consent and acknowledgment that such Equipment is and will remain personal property of Lessor subject to all the provisions of this Lease. Lessee shall obtain and record such instruments, including without limitation, Uniform Commercial Code financing statements, and take such steps as may be necessary to prevent any person from acquiring or claiming any right in the Equipment paramount to the rights of the Lessor by reason of such Equipment being deemed to be real property. If any third party shall attempt to establish or claim any legal right in any of the Equipment, Lessee shall promptly, after learning thereof, notify Lessor in writing and within thirty (30) clays after the date of such notice, (i) cause such right or claim to be waived or eliminated to the satisfaction of Lessor or (ii) otherwise stay such act or indemnity to its satisfaction. Lessee will obtain and record such instruments, including, without limitation, Uniform Commercial Code financing statements, and take such steps as may be necessary to prevent any person from acquiring any right in the Equipment paramount to the rights of Lessor by reason of such Equipment being deemed to be real property.

13. EVENTS OF DEFAULT. Lessee shall be in default under this Lease upon the happening of any of the following events or conditions (each an "Event of Default "): (a) nonpayment when due of any installment of rent or other sum owing by Lessee hereunder, under any Schedule or under any other Agreement between Lessor and Lessee if such nonpayment continues for ten (10) days; (b) Lessee's failure to perform and comply with any other covenant or obligation hereunder or under any Schedule if such failure continues for ten (10) days after written notice thereof by Lessor to Lessee; (c) Lessee's attempt to sell, lease or encumber any item of the Equipment without Lessor's prior written consent, or the attachment of any lien or security interest to any such item in favor of anyone other than Lessor, or any attempted levy, seizure or attachment on such item; (d) any representation or warranty made by Lessee to Lessor hereunder or under any schedule, certificate, agreement, instrument or other statement, including income and financial statements, proves to have been incorrect in any material respect when made; (e) the merger, consolidation, reorganization or dissolution of, or transfer of a controlling stock interest in Lessee or the suspension of Lessee's present business; (f) Lessee's general assignment for the benefit of creditors or commencement of any voluntary case or proceeding for relief under the Bankruptcy Code, or any other present or future law for the relief of debtors, including proceedings under the Bankruptcy Code, or the taking of any action to authorize or implement any of the foregoing; (g) the filing of any petition or application against Lessee under any present or future law for the relief of debtors, including proceedings under the Bankruptcy Code, or for the subjection of property of Debtor to the control of any court, receiver or agency for the benefit of creditors if such petition or application is consented to by Lessee or not dismissed within sixty (60) days from the date of filing; (h) a default exists under any other agreement or instrument of Lessee's with or in favor of Lessor or any direct or indirect affiliate of Lessor; (i) the attempted repudiation of any guaranties for obligations of Lessee to Lessor; (j) the Pension Benefit Guaranty Corporation's commencement of proceedings under Section 4042 of the Employee Retirement Income Security Act of 1974 to terminate any employee pension benefit plan of Lessee; or (k) the occurrence of any event described in clauses (g) or (h) of this Section with respect to any guarantor or the person liable for payment or performance of Lessee's obligations under this Lease.

14. REMEDIES OF LESSOR. Upon the occurrence of any Event of Default and at any time thereafter, Lessor may without any further notice exercise one or more of the following remedies, as Lessor in its sole discretion shall elect: (a) declare all unpaid rentals under this Lease to be immediately due and payable:
(b) cancel this Lease as to any or all items of the Equipment; (c) take possession of the Equipment wherever found, and for this purpose enter upon any premises of Lessee (Lessee hereby authorizes and empowers Lessor and its agents to enter upon such premises wherever the Equipment may be found) and remove the Equipment, without any liability for suit, action or other proceeding by the Lessee and remove the same; (d) cause Lessee at its expense to promptly return the Equipment to Lessor at any location in the continental United States specified by Lessor and in the condition set forth above; (e) use, hold or otherwise dispose of the Equipment or any item thereof on the premises of Lessee or any other location without affecting the obligations of Lessee as provided in this Lease; (f) sell or lease the Equipment or any part thereof, at public auction or by private sale or lease at such time or times and upon such terms as Lessor may determine, free and clear of any rights of Lessee and, if notice thereof is required by law, any notice in writing of any such sale or lease by Lessor to Lessee not less than ten (10) days prior to the date thereof, shall constitute reasonable notice thereof to Lessee; (g) proceed by appropriate action either by law or in equity to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof;
(h) exercise any and all rights accruing to a lessor under any applicable law upon a default by a lessee; (i) recover from Lessee the amount of payments immediately due and payable, if the default shall be for nonpayment of one or more but less than all of the payments called for herein, together with interest and any other sum owing because of default, without cancellation of the Lease or without waiver of the right of future payments to the Lessor under this Lease. In addition, Lessor shall be entitled to recover immediately, as liquidated damages, and not as a penalty, a sum equal to the aggregate of the following:
(a) all unpaid rentals or other sums which are due and payable for any items of the Equipment up to the date of redelivery to or repossession by Lessor; (b) any expenses paid or incurred by Lessor in connection with the repossession, holding, repair, modification, upgrade and sale, lease or other disposition of the Equipment, including fifteen percent of all amounts due as attorneys' fees (but not to exceed the amount of attorneys' fees that Lessor actually incurs), and legal expenses; (c) all unpaid rentals due and to become due under this Lease for any item of the Equipment which Lessee fails to return to Lessor as provided above or converts or destroys, or which Lessor is unable to repossess; and (d) an amount equal to any excess of (i) all unpaid rentals for any item of the Equipment returned to or repossessed by Lessor from the date thereof to the end of the respective rental period therefor, discounted to present value at the then prevailing "Prime Rate" (as announced by NationsBank of Georgia, N.A., Atlanta, GA) over (ii) the net proceeds actually received by Lessor, to the extent attributable to Lessee's former leasehold interest, of any sale thereof by Lessor or lease thereof by Lessor, discounted at such rate. None of the remedies under this Lease are intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor in law or in equity. Any repossession or subsequent sale or lease by Lessor of any item of the Equipment shall not bar an action for a deficiency as herein provided, and the bringing of an action or the entry of judgment against the Lessee shall not bar the Lessor's right to repossess any or all items of the Equipment.

15. ASSIGNMENT BY LESSOR. Lessor may assign or transfer, and Lessee hereby consents to the assignment or transfer, of all or any part of any Schedule or Lessor's interest in any Equipment without notice to Lessee. Lessee agrees that the liability of Lessee to any assignee of Lessor, or any subsequent assignee of such assignee, shall be absolute and unconditional and shall not be affected by any default hereunder of Lessor whatsoever or by any breach of any warranty, express or implied, in respect of any Equipment or Schedule. Lessee further agrees that no such assignee shall be required to assume any of the obligations of Lessor under any Schedule except (i) the obligation in respect of the application of any insurance monies received by such assignee, as hereinabove provided, (ii) that the assignee shall be responsible for its own misconduct after the assignment and (iii) that any successor lessor shall be responsible for the Lessor's duties hereunder accruing after any such assignment. Lessee acknowledges that no such assignment shall materially change Lessee's duties hereunder or materially increase any burden or risk imposed on Lessee hereunder.

16. PROHIBITION OF ASSIGNMENT BY LESSEE. Lessee shall not assign or in any way dispose of all or any part of its rights or obligations under any Schedule or enter into any sublease of all or any part of any Equipment without the prior written consent of Lessor.

17.  MISCELLANEOUS.

(a) Each Schedule is and is intended to be a lease, and Lessee does not acquire hereby any right, title or interest in or to the Equipment, except the right to use the same under the terms hereof.

(b) The relationship between Lessor and Lessee shall always and only be that of Lessor and Lessee. Lessee shall never at any time during the term of this Lease for any purpose whatsoever be or become the agent of Lessor, and Lessor shall not be responsible for the acts or omissions of Lessee, or its agents.

(c) Time is of the essence hereof.

(d) At Lessor's request, Lessee will execute, deliver, file, and record such financing statements and other documents as Lessor shall deem necessary or advisable to protect Lessor's interest in the Equipment and to effectuate the purposes of this agreement. Lessee hereby irrevocably appoints Lessor as Lessee's agent and attorney-in-fact for Lessee to execute, deliver, file, or record any such item, and to take such action for Lessee and in Lessee's name, place and stead.

(e) Lessor, its agents and employees shall have the right to enter any property where Equipment is located and inspect any of the Equipment at any reasonable time. Lessor's right to inspect the Equipment is solely for the benefit of Lessor and shall not impose any obligation of any kind whatsoever on Lessor.

(f) Lessee agrees to pay Lessor at late charge equal to five percent (5%) of the rental on all rentals not paid by Lessee to Lessor with ten (10) days of when due and owing under the provisions of this Lease, plus interest on such delinquent rental, from the due date thereof until paid, at the maximum contract rate permitted by law.

(g) Lessor's failure to enforce strictly any of the provisions of this Lease shall not be construed as a waiver thereof or as excusing Lessee from future performance.

(h) The invalidity of any portion of this Lease shall not affect the force and effect of the remaining valid portions thereof.

(i) All notices shall be binding upon the parties hereto if sent to the address set forth herein (unless a subsequent address has been furnished) by certified mail, by one party to the other.

(j) No representation, warranties, promises, guaranties or agreements, oral or written, expressed or implied, have been made by either party hereto with respect to this Lease or the Equipment except as expressly provided herein. This Lease and the Schedules governed thereby constitute the entire agreement between the parties hereto with respect to the leasing of the Equipment. Any change or modification to this Lease must be made in writing and signed by the parties hereto.

(k) During the term set forth in any supplementary Schedule executed in conjunction herewith, Lessee (i) shall furnish Lessor annual balance sheets and profit and loss statements of Lessee and of any guarantor of Lessee's obligations hereunder within 120 days after the end of Lessee's (and any guarantor's) fiscal year, and (ii) at Lessor's request, shall furnish Lessor all other financial information and reports reasonably requested by Lessor at any time, including quarterly or other interim balance sheets and profit and loss statements of Lessee and of any such guarantor. Lessee shall furnish such other information as Lessor may reasonably request at any time concerning Lessee and its affairs, including without limitation information concerning the Equipment. All such financial information shall conform to Generally Accepted Accounting Principles, consistently applied.

(l) To secure the full and punctual payment and performance of its obligations under each Schedule, Lessee hereby grants to Lessor a security interest in all Lessee's right, title and interest, whether now existing or hereafter arising, in, under and to each other schedule, lease, security agreement, or other agreement between Lessor and Lessee, and each item of equipment or other tangible personal property covered thereby.

(m) Lessee shall reimburse Lessor upon demand for all costs and expenses incurred by Lessor in connection with the execution and delivery of this Lease and the transactions contemplated hereunder including, without limitation, any lien search and filing fees.

(N) LESSOR AND LESSEE EACH WAIVE TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER HOWEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE OR ANY SCHEDULE.

18. APPLICABLE LAW. THIS LEASE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS IN EFFECT IN THE STATE OF GEORGIA AS OF THE DATE HEREOF.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the date first above written.

NATIONSBANC LEASING CORPORATION (LESSOR)       INTEGRAL SYSTEMS, INC. (Lessee)
/s/ NationsBanc Leasing Corporation            By: /s/ Elaine M. Parfitt
------------------------------------------        -----------------------------
Printed Name: NationsBanc Leasing Corporation  Printed Name:  Elaine M. Parfitt
             --------------------------------                ------------------
Title:                                          Title:        Vice President/CFO
      ---------------------------------               --------------------------

NATIONSBANK                                 EQUIPMENT LEASE SCHEDULE

NationsBanc Leasing Corp.                   FOR MASTER EQUIPMENT LEASE AGREEMENT

SCHEDULE NUMBER 001

This Schedule 001, dated as of December 03, 1997, between NationsBanc Leasing Corporation, as Lessor, and Integral Systems, Inc., as Lessee, is executed pursuant to and is subject to the terms and conditions of Master Equipment Lease Agreement Number 04393-00300 dated as of December 03, 1997 (the "Lease").
Unless otherwise defined herein, capitalized terms used in this Schedule have the respective meanings assigned to such terms in the Lease. Should any terms and conditions of this Schedule conflict with any provision of the Lease, the terms and conditions herein shall supersede conflicting terms and conditions in the Lease.

Lessee hereby authorizes Lessor to insert herein the serial numbers and other identification data of the Equipment, when determined by Lessor, and dates or other omitted factual matters.

DESCRIPTION OF EQUIPMENT, the total cost of which to Lessor is $500,000.00 ("Total Capitalized Cost"):

   See Exhibit A - Description of Equipment attached hereto and made a part hereof.

TERM OF LEASE WITH RESPECT TO EQUIPMENT: The term of the Lease for the Equipment described herein is for an Interim Term commencing on the Acceptance Date set forth below, and continuing through and including the day preceding the Base Term Commencement Date; and for a Base Term of Thirty Six (36) months commencing on the 5th day of the calendar month following the Acceptance Date (the "Base Term Commencement Date").

RENTAL: Interim Rent shall be due Lessor for each day in the Interim Term shall equal 0.02639% multiplied by Total Capitalized Cost. The 0.02639% is based upon NationsBank of Georgia, N.A.'s present "Prime Rate" of 8.50000% plus 1.00000%. For each one-quarter percent (0.25%) change in such Prime Rate, the O.02639% will increase or decrease (as applicable) by 0.00069444%. Interim Rent shall be payable on the Base Term Commencement Date.

Base Rent shall be payable in Thirty Six (36) consecutive monthly installments of $15,757.52 each, or as set forth in the Schedule of Base Rent installments attached hereto, the first Base Rent installment being payable on the Base Term Commencement Date and the remaining Base Rent installments being payable on the 5th day of each succeeding month.

LOCATION OF EQUIPMENT:  Equipment will be located at:

 Location Address                         City    County           State    ZIP
   A      5000 Philadelphia Way, Suite A  Lanham  Prince Georges  Maryland 20706

INSURANCE REQUIREMENTS: In addition to the requirements set forth in the Lease, the following shall apply:

Liability:  Not less than $500,000.00 combined single limit liability insurance,
----------
including bodily injury and death and property damage, covering activities of Lessor and Lessee and naming Lessor as additional insured.

Physical Damage:  Comprehensive insurance, including loss by burglary, theft,
----------------
malicious mischief and fire, for an amount not less than the Stipulated Loss Value of the Equipment, and naming Lessor as loss payee.

PURCHASE OPTION. On expiration of the Term of the Lease for the Equipment and upon Lessee satisfying all obligations with respect to the Equipment, Lessee may, at its option, purchase all, but not less than all, of the Equipment for a purchase price equal to $1.00.

DISCLOSURE. In the event any court of competent jurisdiction finds this Lease to be a lease intended for security, the Base Rent installments are calculated by applying the simple interest rate of 8.89000% per annum to the Total Capitalized Cost; interest being calculated on the basis of a year of 360 days and actual days lapsed.

NO MATERIAL ADVERSE CHANGE: Lessee represents and warrants that there has been no material adverse change in its business or financial condition since December 01, 1997. Lessor shall not be obligated to execute this Schedule and lease the Equipment hereunder to Lessee if there shall have occurred any change in applicable law that would have a material adverse impact on the transaction contemplated hereby or there shall have occurred a material adverse change (in Lessor's sole judgment) in the financial or business condition of Lessee.

ACKNOWLEDGMENT OF RECEIPT OF EQUIPMENT: Lessee acknowledges that the Equipment described herein above has been delivered to and received by it, is conforming as represented, and is acceptable and satisfactory to it, and that the same has been irrevocably accepted as Equipment leased by Lessee under this Schedule as of the date written below (the "Acceptance Date").


NationsBanc Leasing Corporation        Integral Systems, Inc.

By: /s/ Carol Jones                    By: /s/ Elaine M. Parfitt
   -----------------------------          ----------------------------------

Printed Name:  Carol Jones             Printed Name:  Elaine M. Parfitt
             -------------------                    ------------------------

Title:  Assistant Vice President       Title:  Vice President/CFO
      --------------------------             -------------------------------

                                       Acceptance Date:  December 22, 1997
                                                       ---------------------

NATIONSBANK                                 EQUIPMENT LEASE SCHEDULE

NationsBanc Leasing Corp.                   FOR MASTER EQUIPMENT LEASE AGREEMENT

SCHEDULE NUMBER 002

This Schedule 002, dated as of March 11, 1998, between NationsBanc Leasing Corporation, as Lessor, and Integral Systems, Inc., as Lessee, is executed pursuant to and is subject to the terms and conditions of Master Equipment Lease Agreement Number 04393-00300 dated as of December 03, 1997 (the "Lease"). Unless otherwise defined herein, capitalized terms used in this Schedule have the respective meanings assigned to such terms in the Lease. Should any terms and conditions of this Schedule conflict with any provision of the Lease, the terms and conditions herein shall supersede conflicting terms and conditions in the Lease.

Lessee hereby authorizes Lessor to insert herein the serial numbers and other identification data of the Equipment, when determined by Lessor, and dates or other omitted factual matters.

DESCRIPTION OF EQUIPMENT, the total cost of which to Lessor is $123,952.83 ("Total Capitalized Cost"):

   See Exhibit A - Description of Equipment attached hereto and made a part hereof.

TERM OF LEASE WITH RESPECT TO EQUIPMENT: The term of the Lease for the Equipment described herein is for an Interim Term commencing on the Acceptance Date set forth below, and continuing through and including the day preceding the Base Term Commencement Date; and for a Base Term of Thirty Six (36) months commencing on the 5th day of the calendar month following the Acceptance Date (the "Base Term Commencement Date").

RENTAL: Interim Rent shall be due Lessor for each day in the Interim Term shall equal 0.02639% multiplied by Total Capitalized Cost. The 0.02639% is based upon NationsBank of Georgia, N.A.'s present "Prime Rate" of 8.50000% plus 1.00000%. For each one-quarter percent (0.25%) change in such Prime Rate, the 0.02639% will increase or decrease (as applicable) by 0.00069444%. Interim Rent shall be payable on the Base Term Commencement Date.

Base Rent shall be payable in Thirty Six (36) consecutive monthly installments of $3,899.89 each, or as set forth in the Schedule of Base Rent installments attached hereto, the first Base Rent installment being payable on the Base Term Commencement Date and the remaining Base Rent installments being payable on the 5th day of each succeeding month.

LOCATION OF EQUIPMENT: Equipment will be located at:

  Location Address                      City      County            State       ZIP
    A   5000 Philadelphia Way, Suite A  Lanham    Prince Georges    Maryland    20706

INSURANCE REQUIREMENTS: In addition to the requirements set forth in the Lease, the following shall apply:

Liability:  Not less than $500,000.00 combined single limit liability insurance,
------------
including bodily injury and death and property damage, covering activities of Lessor and Lessee and naming Lessor as additional insured.

Physical Damage:  Comprehensive insurance, including loss by burglary, theft,
------------------
malicious mischief and fire, for an amount not less than the Stipulated Loss Value of the Equipment, and naming Lessor as loss payee.

PURCHASE OPTION. On expiration of the Term of the Lease for the Equipment and upon Lessee satisfying all obligations with respect to the Equipment, Lessee may, at its option, purchase all, but not less than all of the Equipment for a purchase price equal to $1.00.

DISCLOSURE. In the event any court of competent jurisdiction finds this Lease to be a lease intended for security, the Base Rent installments are calculated by applying the simple interest rate of 8.77000% per annum to the Total Capitalized Cost; interest being calculated on the basis of a year of 360 days and actual days lapsed.

NO MATERIAL ADVERSE CHANGE: Lessee represents and warrants that there has been no material adverse change in its business or financial condition since December 01, 1997. Lessor shall not be obligated to execute this Schedule and lease the Equipment hereunder to Lessee if there shall have occurred any change in applicable law that would have a material adverse impact on the transaction contemplated hereby or there shall have occurred a material adverse change (in Lessor's sole judgment) in the financial or business condition of Lessee.

ACKNOWLEDGMENT OF RECEIPT OF EQUIPMENT: Lessee acknowledges that the Equipment described herein above has been delivered to and received by it, is conforming as represented, and is acceptable and satisfactory to it, and that the same has been irrevocably accepted as Equipment leased under this Schedule as of the date written below (the "Acceptance Date").


NationsBanc Leasing Corporation         Integral Systems, Inc.

By: /s/ Damon R. Excell                 By: /s/ Elaine M. Parfitt
   ----------------------------------      -----------------------------------

Printed Name:  Damon R. Excell          Printed Name:  Elaine M. Parfitt
             ------------------------                -------------------------

Title:  Vice President                  Title:  Vice President/CFO
      -------------------------------         --------------------------------

                                        Acceptance Date:  March 26, 1998
                                                        ----------------------

NATIONSBANK                                 EQUIPMENT LEASE SCHEDULE

NationsBanc Leasing Corp.                   FOR MASTER EQUIPMENT LEASE AGREEMENT

SCHEDULE NUMBER 003

This Schedule 003, dated as of May 04, 1998, between NationsBanc Leasing Corporation, as Lessor, and Integral Systems, Inc., as Lessee, is executed pursuant to and is subject to the terms and conditions of Master Equipment Lease Agreement Number 04393- 00300 dated as of December 03, 1997 (the "Lease"). Unless otherwise defined herein, capitalized terms used in this Schedule have the respective meanings assigned to such terms in the Lease. Should any terms and conditions of this Schedule conflict with any provision of the Lease, the terms and conditions herein shall supersede conflicting terms and conditions in the Lease.

Lessee hereby authorizes Lessor to insert herein the serial numbers and other identification data of the Equipment, when determined by Lessor, and dates or other omitted factual matters.

DESCRIPTION OF EQUIPMENT, the total cost of which to Lessor is $64,857.39 ("Total Capitalized Cost"):

   See Exhibit A - Description of Equipment attached hereto and made a part hereof.

TERM OF LEASE WITH RESPECT TO EQUIPMENT: The term of the Lease for the Equipment described herein is for an Interim Term commencing on the Acceptance Date set forth below, and continuing through and including the day preceding the Base Term Commencement Date; and for a Base Term of Thirty Six (36) months commencing on the 5th day of the calendar month following the Acceptance Date (the "Base Term Commencement Date").

RENTAL: Interim Rent shall be due Lessor for each day in the Interim Term shall equal 0.02639% multiplied by Total Capitalized Cost. The 0.02639% is based upon NationsBank of Georgia, N.A.'s present "Prime Rate" of 8.50000% plus 1.00000%. For each one-quarter percent (0.25%) change in such Prime Rate, the 0.02639% will increase or decrease (as applicable) by 0.00069444%. Interim Rent shall be payable on the Base Term Commencement Date.

Base Rent shall be payable in Thirty Six (36) consecutive monthly installments of $2,040.29 each, or as set forth in the Schedule of Base Rent installments attached hereto, the first Base Rent installment being payable on the Base Term Commencement Date and the remaining Base Rent installments being payable on the 5th day of each succeeding month.

LOCATION OF EQUIPMENT: Equipment will be located at:

 Location Address                       City    County          State     ZIP

   A     5000 Philadelphia Way, Suite A  Lanham  Prince Georges  Maryland  20706

INSURANCE REQUIREMENTS: In addition to the requirements set forth in the Lease, the following shall apply:

Liability: Not less than $500,000.00 combined single limit liability insurance,
----------
including bodily injury and death and property damage, covering activities of Lessor and Lessee and naming Lessor as additional insured.

Physical Damage: Comprehensive insurance, including loss by burglary, theft,
---------------
malicious mischief and fire, for an amount not less than the Stipulated Loss Value of the Equipment, and naming Lessor as loss payee.

PURCHASE OPTION. On expiration of the Term of the Lease for the Equipment and upon Lessee satisfying all obligations with respect to the Equipment, Lessee may, at its option, purchase all, but not less than all, of the Equipment for a purchase price equal to $1.00.

DISCLOSURE. In the event any court of competent jurisdiction finds this Lease to be a lease intended for security, the Base Rent installments are calculated by applying the simple interest rate of 8.76000% per annum to the Total Capitalized Cost; interest being calculated on the basis of a year of 360 days and actual days lapsed.

NO MATERIAL ADVERSE CHANGE: Lessee represents and warrants that there has been no material adverse change in its business or financial condition since December 01, 1997. Lessor shall not be obligated to execute this Schedule and lease the Equipment hereunder to Lessee if there shall have occurred any change in applicable law that would have a material adverse impact on the transaction contemplated hereby or there shall have occurred a material adverse change (in Lessor's sole judgment) in the financial or business condition of Lessee.

ACKNOWLEDGMENT OF RECEIPT OF EQUIPMENT: Lessee acknowledges that the Equipment described herein above has been delivered to and received by it, is conforming as represented, and is acceptable and satisfactory to it, and that the same has been irrevocably accepted as Equipment leased by Lessee under this Schedule as of the date written below (the "Acceptance Date").

NationsBanc Leasing Corporation               Integral Systems, Inc.

/s/ NationsBanc Leasing Corporation           By: /s/ Elaine M. Parfitt
------------------------------------------       -------------------------------
Printed Name: NationsBanc Leasing Corporation Printed Name: Elaine M. Parfitt
             --------------------------------              ---------------------
Title:                                        Title:  Vice President/CFO
      ---------------------------------------       ----------------------------
                                              Acceptance Date: May 13,1998
                                                               -----------------